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                                                                    EXHIBIT 10.4




                             COBB THEATRES, L.L.C.

                               COBB FINANCE CORP.

                      10-5/8% SENIOR SECURED NOTES DUE 2003
                                       AND
                    10-5/8% NEW SENIOR SECURED NOTES DUE 2003




                          SECOND SUPPLEMENTAL INDENTURE

                            DATED AS OF JULY 30, 1997




                  SUPPLEMENTING THE INDENTURE OF MARCH 6, 1996.







                        IBJ SCHRODER BANK & TRUST COMPANY



                                     TRUSTEE
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                  SECOND SUPPLEMENTAL INDENTURE, dated as of July 30, 1997 among
Cobb Theatres, L.L.C., an Alabama limited liability company (the "Company"),
Cobb Finance Corp., an Alabama corporation ("Finance Corp." and, together with the Company, the "Issuers"), R.C. Cobb, Inc., an Alabama corporation ("R.C. Cobb"), as guarantor, Cobb Theatres II, Inc., an Alabama corporation ("Cobb Theatres II" and, together with R.C. Cobb, the "Guarantors"), as guarantor and IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee (the "Trustee").

                  WHEREAS, the Issuers and the Guarantors executed and delivered to the Trustee an indenture dated March 6, 1996 among the Issuers, the Guarantors and the Trustee, as amended by that certain First Supplemental Indenture dated as of August 30, 1996 (as so amended, the "Indenture"); and

                  WHEREAS, there have been issued and are now outstanding under the Indenture, notes in the aggregate principal amount of $85,000,000; and

                  WHEREAS, Section 9.01(a) of the Indenture provides that the Indenture may be amended without the consent of any holder of a Note to cure any ambiguity, defect or inconsistency; and

                  WHEREAS, the Issuers desire to cure such an ambiguity; and

                  WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Issuers, the Guarantors and the Trustee, in accordance with its terms, have been done.

                  NOW THEREFORE, in consideration of the premises, the Issuers and the Guarantors agree with the Trustee as follows:

                                    ARTICLE 1
                             AMENDMENT TO INDENTURE

SECTION 1.01 AMENDMENT.

                  The Indenture is hereby amended by replacing Section 9.01(c) with the following:

                  "(c) to evidence the succession of another Person or Persons to any Issuer or Guarantor hereunder, the assumption by any such successor of the obligations and covenants of such Issuer or Guarantor contained herein and in the Notes, and the substitution of any such successor for any Issuer or Guarantor hereunder and under the Notes, to the extent such succession, assumption and substitution is authorized pursuant to Article V or Article XI hereof;"
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                                    ARTICLE 2
                                  MISCELLANEOUS

SECTION 2.01 COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 2.02 GOVERNING LAW.

                  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE COLLATERAL DOCUMENTS AND THE SUBSIDIARY GUARANTEES.

SECTION 2.03 TERMS DEFINED.

                  All terms defined in the Indenture have the same meanings herein.

SECTION 2.04 EFFECTIVENESS.

                  The provisions of this Supplemental Indenture will take effect immediately upon its execution and delivery to the Trustee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date and year first written above.

                         [Signatures on following page]
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                                   SIGNATURES

                                    COBB THEATRES, L.L.C.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    COBB FINANCE CORP.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    R.C. COBB, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    COBB THEATRES II, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    IBJ SCHRODER BANK & TRUST COMPANY

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title: